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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 1997

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                             2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On September 29, 1997, Consolidated Graphics, Inc. (the "Company") announced the following new executive vice president positions: G.
Christopher Colville, Mergers and Acquisitions; Harold E. Gaubert, Jr., Finance and Administration; Scott L. Fordham, Operations and Dennis L. Rampe, Operations. A copy of the press release is attached hereto as Exhibit 99.1.

     On October 3, 1997, the Company announced that it had completed the acquisition of Geyer Printing Company of Pittsburgh, Pennsylvania. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:

      99.1  Press release of Consolidated Graphics, Inc. dated
            September 29, 1997, with respect to the Company's announcement of four new executive vice president positions.

      99.2 Press release of Consolidated Graphics, Inc. dated October 3, 1997, with respect to the Company's announcement that it had completed the acquisition of Geyer Printing Company of Pittsburgh, Pennsylvania.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By:       /s/ JOE R. DAVIS
                                                        Joe R. Davis
                                             President, Chief Executive Officer
                                          and Chairman of the Board of Directors

Date:  October 3, 1997

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